Unaudited Interim Condensed Consolidated Statements of Comprehensive Loss - USD ($)	3 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Continuing operations
Revenue	$ 1,740,050
Cost of sales	(1,519,642)
Research and development expense	(387,736)	(372,932)
Marketing expense	(219,260)	(19,318)
Administrative expense	(1,863,418)	(314,565)
Other operating expense	(17,909)	(11,500)
Loss from operations	(2,267,915)	(718,315)
Other Financial Results	554,938	(3,111)
Financial costs	(93,317)
Net loss before Income tax	(1,806,294)	(721,426)
Income tax benefit	215,291
Loss of the period	$ (1,591,003)	$ (721,426)
Basic loss per share (in Dollars per share)	$ (0.04)	$ (0.02)
Other comprehensive income/loss
Foreign exchange differences on translation of foreign operations	$ (30,676)
Total other comprehensive income/(loss)	(30,676)
Total comprehensive loss for the period	$ (1,621,679)	$ (721,426)